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                                                                   Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of New Visual Corporation (the "Company") on Form 10-Q for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Brad Ketch, Chief Executive Officer, and Thomas J. Sweeney, Chief Financial Officer, of the Company certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Brad Ketch                                          /s/ Thomas J. Sweeney
Brad Ketch                                              Thomas J. Sweeney
Chief Executive Officer                                 Chief Financial Officer
June 16, 2003                                           June 16, 2003